UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Rule 14a-101)

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DPL Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE:

On September 8, 2011, DPL Inc. issued the following press release.

Investor Relations Contact Craig Jackson Vice President & Treasurer phone (937) 259-7033	News Media Contact phone (937) 224-5940 e-mail communications@dplinc.com

The Nation’s Three Major Independent Voting Advisory Services Recommend

DPL Shareholders Vote FOR the Proposed AES Merger

DAYTON, Ohio, September 8, 2011 — DPL Inc. (NYSE: DPL) announced today that its proposed merger with a wholly-owned subsidiary of The AES Corporation (NYSE: AES) received support from all three of the nation’s major independent voting advisory services.

ISS Proxy Advisory Services, Glass Lewis & Co., and Egan-Jones Proxy Services have recommended that DPL shareholders vote FOR the proposed merger.  The recommendations of these advisory firms are relied upon by thousands of institutional investors, pension and mutual funds throughout the country.

DPL’s annual meeting of shareholders will be held on Friday, September 23, 2011, at 10 a.m. Eastern time in Dayton, Ohio.

On April 20, 2011, DPL Inc. announced that it had entered into a definitive merger agreement with AES under which AES will acquire all the outstanding common shares of DPL for approximately $3.5 billion in cash, or $30 per share.  The merger, which received unanimous support from the boards of directors of DPL and AES, requires the affirmative vote of two-thirds of the outstanding shares of DPL’s common stock.

DPL shareholders with questions or that need assistance in voting may call DPL’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3442.

About DPL

DPL Inc. (NYSE:DPL) is a regional energy company.  DPL was named one of Forbes’ “100 Most Trustworthy Companies” for the second consecutive year in August 2010.

DPL’s principal subsidiaries include The Dayton Power and Light Company (DP&L); DPL Energy, LLC (DPLE); and DPL Energy Resources, Inc. (DPLER), which also does business as DP&L Energy.  DP&L, a regulated electric utility, provides service to over 500,000 retail customers in West Central Ohio; DPLE engages in the operation of merchant peaking generation facilities; and DPLER is a competitive retail electric supplier. DPL, through its subsidiaries, owns and operates approximately 3,800 megawatts of generation capacity, of which 2,800 megawatts are low cost coal-fired units and 1,000 megawatts are natural gas and diesel peaking units.  Further information can be found at www.dplinc.com.

Forward Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Matters discussed in this press release that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements.  Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management.  These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions.  Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; a material deterioration in DPL’s retail and/or wholesale businesses and assets; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; an otherwise material adverse change in the business, assets, financial condition or results of operations of DPL; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission.  Regarding the proposed merger transaction with AES, there can be no assurance as to the timing of the closing of the proposed merger transaction, or whether the transaction will close at all.  The following factors, among others, could also cause or contribute to causing our actual results to differ materially from the results anticipated in our forward-looking statements:  the ability to obtain the approval of the transaction by DPL’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities.

Forward-looking statements speak only as of the date of the document in which they are made.  We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Additional Information

DPL filed a definitive proxy statement with the Securities and Exchange Commission on August 5, 2011, and a correction to the definitive proxy statement with the Securities and Exchange Commission on August 24, 2011, and has also mailed the definitive proxy statement to its shareholders with respect to the proposed merger. Shareholders may obtain a free copy of the definitive proxy statement, as well as any supplements or amendments thereto and other filings made by DPL regarding DPL, AES and the proposed transaction, at no charge, at the Securities and Exchange Commission’s Web site (http://www.sec.gov) or by directing a request to DPL at communications@dplinc.com. Shareholders are encouraged to read the definitive proxy statement regarding the proposed merger in its entirety, because it contains important information about the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.